UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2009

                             INTREorg Systems, Inc.
                             ----------------------
             (Exact name of registrant as specified in its charter)


                                      Texas
                                      -----
                 (State or other jurisdiction of incorporation)


       000-29621                                             45-0526215
---------------------------                                 -------------
(Commission File Number)                                    (I.R.S. Employer
                                                            Identification No.)

         501 Trophy Lake Dr., Suite 314, PMB 106, Trophy Club, TX 76262
         --------------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code: 817-491-8611

                              ________n/a_________
              (Former name, former address and former fiscal year,
                         if changed since last report)


Total number of pages in this document:   3
                                        -----

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement.

On May 15, 2009, Intreorg Systems, Inc. (the "Company") entered into a Consulting Agreement ("Agreement") with JH Brech, LLC. ("JH Brech").

Under the Consulting Agreement, JH Brech will act as a consultant and will provide the following services: strategic planning, assistance in business development, internal capital structuring, and structuring new debt and equity offerings. JH Brech is not receiving stock or cash compensation under this Agreement. The Agreement continues to be effective until the parties terminate it.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

A.       Financial Statements - None

B.       Exhibits - 10.1 Consulting Agreement

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                             INTREorg Systems, INC.
                                             (Registrant)

Dated: May 22, 2009

                                             /s/ Russell K. Boyd
                                             -----------------------------------
                                             Russell K. Boyd, President